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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): APRIL 3, 2000
                                                           -------------




                     CAMERON ASHLEY BUILDING PRODUCTS, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     0-23442
                                     -------
                            (Commission File Number)


              GEORGIA                                    58-1984957
              -------                                    ----------
   (State or other jurisdiction of             (IRS Employer Identification No.)
   incorporation or organization)




                                11651 PLANO ROAD
                               DALLAS, TEXAS 75243
                               -------------------
          (Address, including Zip Code, of Principal Executive Offices)



        Registrant's telephone number, including area code:  214-860-5100
                                                             ------------

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ITEM 5.  OTHER EVENTS

         Cameron Ashley Building Products, Inc. has received an increased offer from Guardian Fiberglass, Inc., a subsidiary of Guardian Industries Corp., to acquire all of the outstanding shares of the Company. The proposed purchase price is $18.50 per share in cash. The offer is subject to negotiation of a definitive agreement.

         The Special Committee, consisting of independent members of the Board of Directors, will evaluate this offer along with its financial advisor, Credit Suisse First Boston. The offer stipulates a deadline for acceptance of 5:00 PM on Friday, April 7, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99. Press Release of Cameron Ashley Building Products, Inc. dated April 3, 2000.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAMERON ASHLEY BUILDING PRODUCTS, INC.


Date: April 6, 2000                    By: /s/ GAROLD E. SWAN
                                           -----------------------------------
                                           Garold E. Swan,
                                           Executive Vice President and CFO


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                                  EXHIBIT INDEX

Exhibit
Number   Description
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
99       Press Release of Cameron Ashley Building Products, Inc. dated April 3,
         2000.